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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                      DATE OF REPORT:  APRIL 17, 2002


                         COMMISSION FILE NUMBER 001-15081



                             UNIONBANCAL CORPORATION




                       STATE OF INCORPORATION: CALIFORNIA
                 I.R.S. EMPLOYER IDENTIFICATION NO. 94-1234979


                             400 CALIFORNIA STREET
                          SAN FRANCISCO, CA 94104-1302
                              TEL. (415) 765-2969

     Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes X No
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ITEM 5. OTHER EVENTS.

     On  April  17,  2002,  UnionBanCal   Corporation  issued  a  press  release
concerning  earnings  for first  quarter  2002,  a copy of which is  included as
Exhibit 99.1 and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

     The exhibit to this report is incorporated by reference to the exhibit index attached hereto.











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                                   SIGNATURES
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     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 UNIONBANCAL CORPORATION
                                      (Registrant)


                             BY:  /s/ DAVID I. MATSON
                                  -------------------------
                                      David I. Matson
                                  Executive Vice President
                                   Chief Financial Officer


                             DATED:  April 17, 2002